UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 17, 2014

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Sale of 23,000,000 Equity Units

On June 17, 2014, Exelon Corporation (the Company) completed its previously announced offering of 23,000,000 equity units (aggregate stated amount of $1,150,000,000) (the Equity Units), initially in the form of corporate units consisting of a purchase contract issued by Exelon and a 1/20 undivided beneficial ownership interest in $1,000 principal amount of the 2.50% Junior Subordinated Notes due 2024 (the Notes). As previously disclosed, the Company intends to use the net proceeds from the Equity Units to finance a portion of the acquisition of Pepco Holdings, Inc., a Delaware corporation and for general corporate purposes.

The purchase contracts for the Equity Units are being issued pursuant to a Purchase Contract and Pledge Agreement dated as of June 17, 2014 (the Purchase Contract and Pledge Agreement), between the Company and the Bank of New York Mellon Trust Company, N.A., in its capacity as the purchase contract agent, collateral agent, custodial agent and securities intermediary. Under the terms of the Purchase Contract and Pledge Agreement, the Notes are being pledged as collateral to secure the holders’ obligations to purchase the shares of common stock under the purchase contracts that form a part of the Equity Units. The Notes will be remarketed, subject to certain terms and conditions, prior to the related purchase contract settlement date pursuant to the terms of the Purchase Contract and Pledge Agreement and a remarketing agreement to be entered into between the Company, the Bank of New York Mellon Trust Company, N.A., as purchase contract agent, and a remarketing agent or agents to be designated by the Company (the Remarketing Agreement).

The terms of the Notes are governed by an indenture, dated as of June 14, 2014 (the Base Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, as supplemented by the First Supplemental Indenture thereto, dated as of June 14, 2014 (the First Supplemental Indenture and together with the Base Indenture, the Indenture).

The Notes bear interest at the applicable rate per annum listed in the description of the Notes above, payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, beginning on September 1, 2014. The Notes are the unsecured and subordinated obligations of the Company and will rank junior in payment to all of our existing and future Senior Indebtedness.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment default and certain events of bankruptcy and insolvency. If an event of default occurs and is continuing, the Trustee or holders of at least 33% in principal amount outstanding of the applicable series of Notes may declare the principal and the accrued and unpaid interest, if any, on all of such series of Notes to be due and payable. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

The Base Indenture dated as of June 17, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A, as Trustee and the First Supplemental Indenture dated as of June 17, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, are filed herewith as Exhibit 4.1 and 4.2. The foregoing description of the Base Indenture and Supplemental Indenture are qualified in its entirety by reference to the actual agreements. The form of 2.50% Notes is filed herewith as Exhibit 4.3.

Item 8.01 Other Events.

On June 17, 2014, the Company completed its previously announced forward sale of 57,500,000 shares of common stock borrowed from third parties.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Registration Statement Exhibit No.	Description of Exhibit

4.1	4.1.1	Indenture, dated as of June 17, 2014, between Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	4.1.2	First Supplemental Indenture, dated as of June 17, 2014, between Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	4.1.3	Form of 2.50% Notes due 2024 (included in Exhibit 4.2).

4.4	4.1.4	Purchase Contract and Pledge Agreement, between Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary.

4.5	4.1.5	Form of Remarketing Agreement (included in Exhibit 4.4).

4.6	4.1.6	Form of Corporate Unit (included in Exhibit 4.4).

4.7	4.1.7	Form of Treasury Unit (included in Exhibit 4.4).

* * * * *

This Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements include: (a) those risk factors discussed in our 2013 Annual Report on Form 10-K in (1) ITEM 1A. Risk Factors, (2) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (3) ITEM 8; Financial Statements and Supplementary Data: Note 22; (b) Exelon’s First Quarter 2014 Quarterly Report on Form 10-Q in (1) Part II, Other Information, ITEM 1A. Risk Factors; (2) Part I, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (3) Part, I, Financial Information, ITEM 1. Financial Statement: Note 15; (c) the cautionary statements regarding the proposed merger with PEPCO Holdings, Inc. included in Exelon’s Current Reports on Form 8-K regarding the transaction filed on April 30, 2014; and (d) other factors discussed herein and in other filings with the SEC by Exelon, as applicable. You are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Form 8-K or, as the case may be, as of the date on which we make any subsequent forward-looking statement that is deemed incorporated by reference. We do not undertake any obligation to update or revise any forward-looking statement to reflect events or circumstances after the date as of which any such forward-looking statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

Date: June 23, 2014	By:	/s/ Johathan W. Thayer
Johathan W. Thayer
Executive Vice President and Chief Financial Officer Exelon Corporation

EXHIBIT INDEX

Exhibit No.	Registration Statement Exhibit No.	Description of Exhibit

4.1	4.1.1	Indenture, dated as of June 17, 2014, between Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	4.1.2	First Supplemental Indenture, dated as of June 17, 2014, between Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	4.1.3	Form of 2.50% Notes due 2024 (included in Exhibit 4.2).

4.4	4.1.4	Purchase Contract and Pledge Agreement, between Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary.

4.5	4.1.5	Form of Remarketing Agreement (included in Exhibit 4.4).

4.6	4.1.6	Form of Corporate Unit (included in Exhibit 4.4).

4.7	4.1.7	Form of Treasury Unit (included in Exhibit 4.4).